SEELOS THERAPEUTICS March 2023 “We are a company focused on achieving the most efficient development of products that address significant unmet needs in CNS disorders and in rare diseases” 1 Exhibit 99.1

FORWARD - LOOKING STATEMENTS This corporate presentation includes certain forward - looking statements within the meaning of Section 21E of the Securities Exch ange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward - looking statements include, but are not limited to, statements r egarding the intent, belief or current expectations of Seelos Therapeutics, Inc. ("we," "us," "our," the "Company" or "Seelos") and our management team. These forwa rd - looking statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of th e C ompany to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. Words such as “anticipates,” “believes,” “forecasts,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “pr oje cts,” “hopes,” “seeks,” “estimates,” “strategy,” “continues,” “ongoing,” “opportunity,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “ for eseeable future” and similar expressions and variations, and negatives of these words, identify forward - looking statements. These forward - looking statements are based on the expectations, estimates, projections, beliefs and assumptions of our management based on information currently available to us, all of which are subject to change. Th ese forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materia lly from the results contemplated by the forward - looking statements. Many of the important factors that will determine these results and values are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward - looking statements. Except as otherwise required by law, we do not assume any obligation to up date any forward - looking statements. For additional information about factors that could cause actual results to differ materially from those described in the for war d - looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including the risk factors contained in the Company’s Annual R epo rt on Form 10 - K for the year ended December 31, 2022 . This corporate presentation is for informational purposes only and is neither an offer to purchase, nor solicitation of an of fer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirement s o f Section 10 of the Securities Act of 1933, as amended. 2

EXPERIENCED MANAGEMENT TEAM Raj Mehra, PhD Chairman, Founder, and Chief Executive Officer 23 years experience as VC/investor Michael Golembiewski Chief Financial Officer 28 years experience in public company accounting and finance Tim Whitaker, MD Chief Medical Officer 26 years experience with 19 NDA and sNDAs and one BLA approved in CNS. M ultiple global approvals in CNS and one NDA and one sNDA in GI space. Warren Wasiewski, MD Senior Neuro Advisor 23 years of experience as pediatric neurologist, 18 years in pharma industry, and designed clinical trials for five orphan CNS programs Karen Fusaro SVP Head of Clinical Operations 27 years experience with four NDAs in infectious diseases Gopal Krishna, PhD Head of Manufacturing & Technical Operations 27 years experience in cGMP, GLP, and CMC regulations Anthony Marciano Chief Communications Officer 25 years experience in Healthcare Investor Engagement 3

Advancing multiple late - stage therapeutic candidates for CNS disorders Developing therapeutics with demonstrated mechanisms of action Identifying opportunities in large markets SEELOS IS A CNS AND RARE DISEASE FOCUSED BIOTECH COMPANY SLS - 004 Parkinson’s Disease (PD) Gene therapy program targeting the regulation of the SNCA gene, which encodes alpha - synuclein ( α - synuclein) SLS - 007 Parkinson’s Disease (PD) Gene therapy program targeting the aggregation of α - synuclein with a family of rationally - designed peptide inhibitors SLS - 005 Amyotrophic Lateral Sclerosis (ALS), Spinocerebellar Ataxia (SCA), Huntington’s Disease (HD), and Alzheimer’s Disease (AD) Fast - Track designation in SCA Encouraging Phase IIa open - label data shown in SCA type 3 Completed enrollment with the HEALEY ALS Platform Trial, led by Harvard, in Q1 2023, data readout expected in late 2023 SCA initiated a double - blind, placebo - controlled Phase II/III study in Q4 2022 and has Orphan Drug designation SLS - 002 Acute Suicidal Ideation and Behavior (ASIB) in Major Depressive Disorder (MDD) Fast - Track designation Rapid - acting intranasal administration Phase 1 completed June 2020 Registration Directed, Phase 2, Proof - of - Concept study’s Part 1 completed in Q2 2021 Registration Directed, Phase 2, Proof - of - Concept study’s Part 2 initiated in Q3 2021 with expected data readout Q3 2023 4

SLS - 002 (INTRANASAL RACEMIC KETAMINE) 5

Initially developed as an animal sedative, ketamine injections were first tested in humans in 1964 as an anesthetic and the first paper on human use was published in 1966 1 Use and abuse of ketamine began to increase, especially among certain sub - cultures (e.g., mind explorers and New Age spiritualists) 4 “Recent data suggest that ketamine, given intravenously, might be the most important breakthrough in antidepressant treatment in decades.” - Thomas Insel, Director National Institute of Mental Health 10 In 1970, Parke - Davis received FDA approval for ketamine hydrochloride injection under the brand name of Ketalar ® for short acting anesthesia 2 Ketamine was added to WHO Model List of Essential Medicines in 1985 and Model List of Essential Medicines for Children 5 In 2018, ketamine received global exposure when youth soccer team players from Thailand were administered ketamine injections to calm them before being rescued 8 -- Ketamine was widely administered as a field anesthetic to soldiers during the Vietnam War due to its highly regarded safety profile 3 In the early 90’s,Yale University scientists began studying IV ketamine as a treatment for depression 6 and off - label use of ketamine emerges in clinics in the U.S. 7 Janssen (JNJ) completed clinical studies of intranasal esketamine (S - ketamine), the single isomer of ketamine, and received FDA approval for Spravato Ӵ indicated for Treatment Resistant Depression (TRD) in March 2019 9 HISTORY OF KETAMINE 1980s - 1990s 1960s - 1970s 2000 - 2019 In 2020, Seelos released safety data for SLS - 002 (intranasal racemic ketamine) Proof - of - concept (PoC) study in acute suicidal ideation and behavior (ASIB) in patients with major depressive disorder (MDD) began in Fall 2020 PoC study’s Part 2 dosing initiated Q3 2021 1. Corssen G, Domino EF. Dissociative anesthesia: Further pharmacologic studies and first clinical experience with the phency cli dine derivative Cl - 581. Anesth Analg 1966;45:29 - 40. 2. Par Pharmaceuticals. KETALAR (ketamine hydrochloride) injection [package insert]. U.S. Food and Drug Administration websit e. https://www.accessdata.fda.gov/drugsatfda_docs/label/2018/016812s040lbl.pdf. Revised July 2018. Accessed April 22, 2020. 3. Mion G. History of anaesthesia. European Journal of Anaesthesiology. 2017;34:571 - 575. 4. Jansen KL. A Review of the Nonmedical Use of Ketamine: Use, Users and Consequences. Journal of Psychoactive Drugs. 2000;32 :41 9 - 33. 5. World Health Organization. Fact file on ketamine. World Health Organization website. https://sa1s3.patientpop.com/assets/d ocs /55947.pdf Revised March 2016. Accessed April 22, 2020. 6. Hathaway B. Yale discovery of ketamine’s effect on depression is tempered with caution. Yale News. https://news.yale.edu/2 018 /04/30/yale - discovery - ketamines - effect - depression - tempered - caution. April 30, 2018. Accessed April 22, 2020. 7. Thielking M. As ketamine clinics spread, so do start - your - own - business courses, sparking concern. STATNews. https://www.statn ews.com/2018/10/11/ketamine - clinics - training - courses - pop - up/. October 11, 2018. Accessed April 22, 2020. 8. Hunt K. Boys rescued from Thai cave were sedated with ketamine. CNN Health https://www.cnn.com/2019/04/04/health/thailand - boy s - cave - ketamine - intl/index.html. April 4, 2019. Accessed April 22, 2020. 9. Janssen Pharmaceuticals. SPRAVATO® (esketamine) nasal spray, CIII [package insert]. Janssen Labels website. https://www.janssenlabels.com/package - insert/product - monograph/prescribing - information/SPRAVATO - pi.pdf. Revised February 202 0. Accessed April 22, 2020. 10. https://www.nimh.nih.gov/about/directors/thomas - insel/blog/2014/ketamine

SLS - 002 (INTRANASAL RACEMIC KETAMINE) FOR ACUTE SUICIDAL IDEATION AND BEHAVIOR (ASIB) Seelos Therapeutics owns the rights to Javelin’s post - operative pain program 7

SUICIDAL IDEATION AND BEHAVIORS AMONG U.S. ADULTS (2020)

ASIB overall accounts for

over 900,000

emergency room visits annually, and over 40% of these patients are admitted[1]

30%

Suicide rates increased 30% in half of states since 1999[3]

54%

More than half of people who died by suicide did not have a known mental health condition[3]



12.2 million adults had serious thoughts of committing suicide[2]
3.2 million adults made suicide plans[2]
1.2 million adults attempted suicide[2]
920,000 adults made plans and attempted suicide[2]
283,000 adults made no plans and attempted suicide[2]

1. Owens PL (AHRQ), Fingar KR (IBM Watson Health), Heslin KC (AHRQ), Mutter R (SAMHSA), Booth CL (SAMHSA). Emergency Department Visits Related to Suicidal Ideation, 2006-2013. HCUP Statistical Brief #220. January 2017. Agency for Healthcare Research and Quality, Rockville, MD. http://www.hcup-us.ahrq.gov/reports/statbriefs/sb220-Suicidal-Ideation-ED-Visits.pdf.
2. Center for Behavioral Health Statistics and Quality. (2020). Results from the 2020 National Survey on Drug Use and Health: Graphics from the Key Findings Report - Rockville, MD: Substance Abuse and Mental Health Services Administration. Retrieved from https://www.samhsa.gov/data/sites/default/files/reports/rpt35325/2020NSDUHFFRSlides090821.pdf. Accessed December 7, 2022.
3. Suicide Rising Across the US. National Center for Injury Prevention and Control. Available at: https://www.cdc.gov/vitalsigns/suicide/. Accessed April 26, 2021.

8

SEELOS THERAPEUTICS

• All doses administered to date have demonstrated to be well - tolerated with no new or unique safety signals • No serious adverse events (SAEs) and all AEs were transient and clinically manageable • Expected transient increase in Clinician Administered Dissociative State Scale (CADSS) scores at the higher dose groups (75 mg and 90mg) correlated with C max (~40 mins), that resolved with mean values < 4 points at one hour • All subjects had a CADSS score < 4 points at two hours • Expected mild and transient increase in blood pressure from 30 to 90 minutes post dose, all mean values remained within normal limits, and resolved without intervention OVERVIEW OF PK/PD AND SAFETY IN PHASE I FOR SLS - 002 9

REGISTRATION DIRECTED TRIAL DESIGN FOR SLS - 002 Design • Two - part – Open label (n=17) followed by double blind (n~175 (1) ) • Initiated in hospital, followed by outpatient phase once stabilized • Two - week (16 days) treatment period (~7 days inpatient / 9 days outpatient) • Dosing 2x/week for total of 5 doses of 90mg of SLS - 002 • Two - week safety follow - up Primary Endpoint • The change in the Montgomery - Åsberg Depression Rating Scale ( MADRS) total score from baseline at 24 hrs following the initial dose Secondary Endpoints • Includes change from baseline at 24 hrs in the: • Clinical Global Impression Scale for Suicidal Ideation and Behavior Scale (CGIS - SI/B) • Sheehan - Suicidality Tracking Scale (S - STS) • Patient Global Impression of Severity for Suicidal Ideation and Behavior (PGIS - SI/B) • Measures will also be assessed for changes in CGIS - SI/B, S - STS, PGIS - SI/B, and MADRS from baseline to 16 days 10 1. Study can enroll/randomize up to 220 patients per the protocol.

PART 1 (OPEN LABEL) RESULTS: SLS - 002 SHOWED CLINICAL IMPROVEMENTS ACROSS ALL SCALES BASELINE (n=17) DAY 1 (n=17) DAY 16 (n=14) MADRS (0 - 60 scale, ≤12 is remission) 39.4 14.5 7.4 CGIS - SI/B (1 - 5 scale, 1=not at all, 5=extremely suicidal) 3.8 1.6 1.1 S - STS (0 - 52 scale, higher score equated to higher suicidality) 22.4 1.7 0.0 PGIS - SI/B (1 - 5 scale, 1=not present, 5=extremely severe) 3.5 1.6 1.0 MADRS Item - 10 (0 - 6 scale, ≤3 is defined as a response) 5.2 0.8 0.1 11

Clinician Administered Dissociative States Scale (CADSS) • Change from baseline (at 40 minutes) = 3.8 after first dose and 1.0 at 1 hour post first dose, 2.6 on Day 4 (after second dose) and 0.3 on Day 8 (after third dose) Hemodynamic Effects Systolic BP • Baseline = 119.8; 1 hour (post first dose) = 126.3; 2 hours (post first dose) = 121.1 Diastolic BP • Baseline = 78.9; 1 hour (post first dose) = 81.1; 2 hours (post first dose) = 78.5 Modified Observer’s Assessment of Alertness/Sedation Scale (MOAA/S) • Baseline (pre - dose) 17.6% scored a 4 (i.e., 82.4% scored a 5) and post dose at all timepoints on Day 1 and thereafter, > 82.4% scored a 5 • No subject scored < 4 at any timepoint PART 1 (OPEN LABEL) RESULTS: DETAILED SUMMARY OF SAFETY RESULTS 12

Change from Baseline Day 1 Day 4 Day 15 Placebo (1) 11(n=111) 13(n=110) 17(N=99) Esketamine (1) 16(n=111) 18(n=109) 20(N=104) (p=0.006) RESULTS FROM ESKETAMINE PHASE 3 TRIALS IN ASIB/MDD (CHANGE IN MADRS FROM BASELINE TO DAY 15)** Reference: (1) J Clin Psychiatry 81:3, May/June 2020 **These data are being provided for illustrative purposes only. * Esketamine p=0.006 at day 1 13

PART 2 INTERIM BLINDED / BLENDED DATA: SLS-002 CHANGE IN MADRS FROM BASELINE TO DAY 16

Change from Baseline	Day 1	Day 5	Day 16
SLS-002	14.1 (n=117)	20.2 (n=115)	23.9 (N=102)

Data cut-off date: Feb 16, 2023.

The data presented on this slide remain blinded, and data to date could substantially reflect the effects of the placebo rather than of SLS-002. Unblinding may impact the final results of the study. Additionally, only 117 subjects of the expected total enrollment (~175 subjects) have been enrolled, and significant additional data will be generated. The study will be subject to quality control and analysis, which could also impact the final results. Accordingly, there can be no assurance that the blinded data presented herein will be predictive of the final, unblinded data. The final results of the study may thus differ materially from the results suggested by these interim blinded data to date, including the missing of endpoints.


SLS-002 change in MADRS, Baseline to Day 16
MADRS Score Drop
-
(5.0)
(10.0)
(15.0)
(20.0)
(25.0)
Baseline
Day 1
Day 5
Day 16
SLS-002 Blended, Blinded Data*

* Includes 50% placebo subjects

SEELOS THERAPEUTICS

14

SLS - 002 INTRANASAL ADMINISTRATION DEVICE Manufactured by Aptar Pharma (NYSE:ATR) Seelos has Co - Exclusive Use of Bidose (BDS) Liquid System Bi - dose device administers 0.1 mL sprays in each nostril Disposable device for single use Convenient, ready to use administration 15

SLS-002 HAS THE POTENTIAL TO TRANSFORM ASIB IN MDD

~700,000 people die globally due to suicide annually[1]

In 2019, Suicide was the 10th leading cause of deaths in the U.S. (45,000 lives per year)[2]

There is one death by suicide in the U.S. every 11 minutes[5]

Depression currently affects 264 million people globally[3]

According to WHO: MDD will become a major leading cause of disability by 2030[4]

Depression affects approximately 1 in 5 Americans Ages 18+[6]

Current treatments for ASIB include hospitalization and/or anti-depressants – many with a black box warning as they can lead to increase in suicidal thoughts in certain populations

1. Suicide Fact Sheets. World Health Organization. Available at: https://www.who.int/news-room/fact-sheets/detail/suicide/. Accessed October 28, 2022.
2. https://www.cdc.gov/nchs/data/nvsr/nvsr70/nvsr70-09-508.pdf
3. GBD 2017 Disease and Injury Incidence and Prevalence Collaborators. Global, regional, and national incidence, prevalence, and years lived with disability for 354 diseases and injuries for 195 countries and territories, 1990–2017: a systematic analysis for the Global Burden of Disease Study 2017. *The Lancet*. 2018.
4. Yang L, Zhao Y, Wang Y, et al. The effects of psychological stress on depression. *Curr Neuropharmacol*. 2015;13(4) :494-50.
5. Suicide Data and Statistics. Available at: https://www.cdc.gov/suicide/suicide-data-statistics.html/. Accessed October 27, 2022.
6. https://www.cdc.gov/nchs/products/databriefs/db379.htm

16

SEELOS THERAPEUTICS

SLS - 005 (TREHALOSE) 17

Current studies ongoing/planned in ALS and Spinocerebellar Ataxia SLS - 005 (TREHALOSE) FOR ALS AND SCA Dose IN ketamine hydrochloride (50 mg) or saline solution Duration Each treatment period (ketamine or placebo) consisted of 7 days. Assessments occurred at 40 min, 120 min, 240 min, 24 hrs, 48 hrs, 72 hrs and 7 days after the start of treatment intervention Results Patients showed significant improvement in depressive symptoms at 24 hours after ketamine compared to placebo (p<0.001) • Sanfilippo syndrome (or MPS III) is an inherited monogenic lysosomal storage disorder divided into four subtypes • Occurrence of 1 in every 70,000 • Progressive disorder, with life expectancy of 10 – 20 years 1.Rusmini P, Cortese K, Crippa V, et al. Trehalose induces autophagy via lysosomal - mediated TFEB activation in models of motoneu ron degeneration. Autophagy. 2019;15(4):631 - 651. doi:10.1080/15548627.2018.1535292 2.Wang Y, Liu FT, Wang YX, et al. Autophagic Modulation by Trehalose Reduces Accumulation of TDP - 43 in a Cell Model of Amyotroph ic Lateral Sclerosis via TFEB Activation. Neurotox Res. 2018;34(1):109 - 120. doi:10.1007/s12640 - 018 - 9865 - 7 3.Castillo K, Nassif M, Valenzuela V, et al. Trehalose delays the progression of amyotrophic lateral sclerosis by enhancing a uto phagy in motoneurons. Autophagy. 2013;9(9):1308 - 1320. doi:10.4161/auto.25188 4.Coutinho P, Andrade C. Autosomal dominant system degeneration in Portuguese families of the Azores Islands: a new genetic d iso rder involving cerebellar, pyramidal, extrapyramidal and spinal cord motor functions. Neurology. 1978;28(7):703 - 709. ALS (or Lou Gehrig’s disease) 1 - 3 • A group of rare neurological diseases responsible for controlling voluntary muscle movement • Mutations in C9orf72, SOD1, FUS, and TARDBP genes can cause familial ALS and contribute to the development of sporadic ALS • In - vivo studies of trehalose in ALS: ‒ Increases clearance of TDP - 43 ‒ Decreases SOD1 and SQSM1/p62 aggregates and monomers ‒ Delays progression of disease ‒ Preserves ventral horn motor neurons ‒ Increases muscle fiber size ‒ Orphan designation (US/EU) Spinocerebellar Ataxia (SCA) 4 • An autosomal dominant cerebellar ataxia (ADCA I) due to CAG repeat expansions in ataxin • Adult - onset neurological PolyQ disease that begins between the ages of 20 and 50 • Commonly affects individuals of Portuguese/Azorean descent • Orphan designation (US/EU) • Fast track designation (US) 18

TREHALOSE MECHANISM OF ACTION

Protein stabilization


Normal protein
Mutant protein
Mutant proteins form toxic aggregations
Trehalose inhibits aggregation

Immediate enhancement of autophagy[1]


Untreated cell
Phagophore forming around abnormal proteins
Autophagosome
Degrades proteins
Cell treated with trehalose
Glucose transporter
Degrades more proteins

Prolonged enhancement of lysosomal pathway[2]


Cell treated with trehalose
TFEB
TFEB activates CLEAR (lysosomal and autophagy) genes
Enhanced expression of lysosomal proteins
Building more lysosomes
Lysosome
Degrades oligo fats and sugars

1. Mayer AL, Higgins CB, Heitmeier MR, et al. SLC2A8 (GLUT8) is a mammalian trehalose transporter required for trehalose-induced autophagy. *Scientific Reports*. 2016;6(38586). Available at: https://www.nature.com/articles/srep38586#f1 Accessed February 2019.
2. Uchida K, Unuma K, Funakoshi T, et al. Activation of Master Autophagy Regulator TFEB During Systemic LPS Administration in the Cornea. *Journal Toxicol Pathol*. 2014;27(2):153-8.

19

SEELOS THERAPEUTICS

PATHOGENESIS AND PROPOSED APPROACHES IN ALS

- ALS is a fatal neurodegenerative disease
- Characterized by progressive muscle paralysis determined by the degeneration of motoneurons in the motor cortex brainstem and spinal cord
- Pathogenetic mechanisms are still unclear
- Proposed therapeutic strategies target only one or a few of alterations resulting in only a minimal effect on disease course and survival of ALS patients
- Involvement of different mechanisms in ALS pathogenesis underlines the need for a therapeutic approach targeted to multiple aspects

20

Bonafede R, Mariotti R. ALS Pathogenesis and Therapeutic Approaches: The Role of Mesenchymal Stem Cells and Extracellular Vesicles. Front Cell Neurosci. 2017;11:80. Published 2017 Mar 21. doi:10.3389/fncel.2017.00080

SEELOS THERAPEUTICS

PATHOGENETIC MECHANISMS INVOLVED IN ALS Bonafede R, Mariotti R. ALS Pathogenesis and Therapeutic Approaches: The Role of Mesenchymal Stem Cells and Extracellular Ves icl es. Front Cell Neurosci. 2017;11:80. Published 2017 Mar 21. doi:10.3389/fncel.2017.00080 21

Induces autophagy via lysosomal - mediated TFEB activation in models of motoneuron degeneration SLS - 005 (TREHALOSE) IN ALS • Sanfilippo syndrome (or MPS III) is an inherited monogenic lysosomal storage disorder divided into four subtypes • Occurrence of 1 in every 70,000 • Progressive disorder, with life expectancy of 10 – 20 years 1 Rusmini P, Cortese K, Crippa V, et al. Trehalose induces autophagy via lysosomal - mediated TFEB activation in models of motoneuron degeneration. Autophagy. 2019;15(4):631 - 651. doi:10.1080/15548627.2018.1535292 2 Wang Y, Liu FT, Wang YX, et al. Autophagic Modulation by Trehalose Reduces Accumulation of TDP - 43 in a Cell Model of Amyotrophic Lateral Sclerosis via TFEB Activation. Neurotox Res. 2018;34(1):109 - 120. doi:10.1007/s12640 - 018 - 9865 - 7 • Impairment of TFEB has been demonstrated as a key element in the pathogenesis of ALS • Immortalized motor neuron cell line (NSC34) • Trehalose exposure – TFEB translocated to nucleus – Activates genes for autophagy – Increased clearance of TDP - 43 Late effect of trehalose treatment 1 22

MTOR - independent, autophagic enhancer trehalose prolongs motor neuron survival and ameliorates the autophagic flux defect in a mouse model of ALS SLS - 005 (TREHALOSE) IN ALS • Sanfilippo syndrome (or MPS III) is an inherited monogenic lysosomal storage disorder divided into four subtypes • Occurrence of 1 in every 70,000 • Progressive disorder, with life expectancy of 10 – 20 years *Mice can be treated orally since they do not have gut trehalase Zhang X, Chen S, Song L, et al. MTOR - independent, autophagic enhancer trehalose prolongs motor neuron survival and ameliorates t he autophagic flux defect in a mouse model of amyotrophic lateral sclerosis. Autophagy. 2014;10(4):588 - 602. doi:10.4161/auto.27710 Treatment with oral trehalose* • Delayed onset of disease • Prolonged survival • Reduced skeletal muscle denervation • Reduced motor neuron loss and skeletal denervation • Improved autophagy flux • Decreases aggregation of SOD1 and SQSTM1/p62 E 23

Trehalose decreases mutant SOD1 expression and alleviates motor deficiency in early but not end - stage ALS in a SOD1 - G93A mouse model SLS - 005 (TREHALOSE) IN ALS • Sanfilippo syndrome (or MPS III) is an inherited monogenic lysosomal storage disorder divided into four subtypes • Occurrence of 1 in every 70,000 • Progressive disorder, with life expectancy of 10 – 20 years Li Y, Guo Y, Wang X, et al. Trehalose decreases mutant SOD1 expression and alleviates motor deficiency in early but not end - stag e amyotrophic lateral sclerosis in a SOD1 - G93A mouse model. Neuroscience. 2015;298:12 - 25. doi:10.1016/j.neuroscience.2015.03.061 • Decreased expression on SOD1 and p62 in spinal cord • Increased LC3 - II (Microtubule - associated protein 1A/1B - light chain 3) • Involved in autophagy • Postponed disease onset • Delayed progression of disease • Prolonged survival • Inhibited microgliosis and astrogliosis • Preserved motor function 24

• Randomized double blind placebo - controlled trial • 160 Patients with sporadic or familial ALS with onset of ALS < 36 months • Randomized 3:1 trehalose to placebo and 24 - week treatment period • ~90% power to detect a slowing in the rate of ALSFRS - R progression of 25% Primary Efficacy Endpoint • Change in disease severity measured by the ALSFRS - R at 24 weeks (Approval based on this EP) Secondary Efficacy Endpoints • Change in respiratory function assessed by slow vital capacity (SVC) • Change in muscle strength using a handheld dynamometer • Survival SLS - 005 PHASE II/III IN ALS 25

SCA Is a serious neurodegenerative disease caused by degeneration of the cerebellum characterized by progressive unsteadiness of gait and stance, impaired coordination of limb movements, slurred speech and abnormal eye movements SCA type 3 , also known as Machado - Joseph Disease (MJD), is characterized by progressive cerebellar ataxia and is known to cause progressively severe disability and often premature death Multiple labs have demonstrated in cellular and animal SCA models the effects of trehalose on motor neurons: • Activates autophagy • Reduction of toxic aggregates in motor neurons • Preserves motor neuron number and function SLS - 005 IN SPINOCEREBELLAR ATAXIA (SCA) 26

SLS-005 IN HUMANS WITH SCA TYPE 3

Natural History Control – (SARA)[1]

- Natural history data suggests that individuals with SCA3 would be expected to show a measurable increase on SARA which is indicative of disease progression and worsening of symptoms

BB-MJD-201: 15 patients, open-label 24-wk study[2]

- Weekly infusions of SLS-005 were generally well-tolerated with no changes in safety parameters
- Patients remained stable during treatment with no significant change in SARA score over 6 months
- 6 patients continued to receive treatment for 12 months and SARA score remained stable

Oral Trehalose: 15 patients open-label 6-month study[3]

- Trehalose improved symptoms in 61.5% of SCA patients
- SARA scores and quality of life improved

1 Scale for the Assessment and Rating of Ataxia (SARA)
2 Zaltzman R, Elyoseph Z, Lev N, Gordon CR. Trehalose in Machado-Joseph Disease: Safety, Tolerability, and Efficacy. Cerebellum. 2020 Oct; 19(5):672-679.
3 Noorasyikin MA, Elena AA. Oral trehalose maybe helpful for patients with spinocerebellar ataxia 3 and should be better evaluated. Parkinsonism Relat Disord. 2020; 70:42-44

27

SEELOS THERAPEUTICS

Primary Endpoint • Change from baseline in the modified Scale for Assessment and Rating Ataxia (m - SARA) total score at Week 52 in participants with SCA3 Key Secondary Endpoints • Change from baseline in Clinical Global Impression of Severity (CGI - S) at Week 52 • Change from baseline in Patient Global Impression of Severity (PGI - S) at Week 52 • Change from baseline in Friedreich’s Ataxia Rating Scale – Activities of Daily Living (FARS - ADL) score at Week 52 • Change from baseline in m - SARA total score at Week 26 SLS - 005 PHASE II/ III IN SCA Double - blind, randomized placebo - controlled trial to assess safety and efficacy of SLS - 005 (trehalose injection 90.5 mg/mL for intravenous infusion) for the treatment of adults with SCA 28

SLS - 004 (gene therapy) 29

SLS-004: ALPHA-SYNUCLEIN AS A THERAPEUTIC TARGET



AGGREGATION
Prevent misfolding or block aggregation and formation of Lewy bodies
EXTRACELLULAR DEGRADATION
Dispose of α-syn outside the cell
DNA
mRNA
α-SYN
LEWY BODY
TOXIC PROTEIN
1
2
3
4
5
PRODUCTION
Lower α-syn levels overall
INTRACELLULAR DEGRADATION
Dispose of α-syn uptake by neighboring cells
UPTAKE
Reduce α-syn uptake by neighboring cells
CELL NUCLEUS
INSIDE CELL
OUTSIDE CELL

30

Brundin P, Dave KD, Kordower. Therapeutic approaches to target alpha-synuclein pathology. Experimental Neurology. 2017;298:225-235.

SEELOS THERAPEUTICS

SLS-004: TARGETED EPIGENOME-EDITING


LTR
RRE
dCas9
DNMT3A
LTR
All in one vector
LTR
RRE
gRNA
dCas9
DNMT3A
LTR
Lentiviral particles
ON
Intron 1
SNCA-intron 1 methylation
OFF
SNCA-mRNA expression
α-synuclein protein levels
Mitochondrial Superoxide
Cell Viability
Cellular phenotypes
Mitochondrial Superoxide
Cell Viability

31

Kantor B, et al. (2018) Downregulation of SNCA Expression by Targeted Editing of DNA Methylation: A Potential Strategy for Precision Therapy in PD. Molecular Therapy. https://doi.org/10.1016/j.ymthe.2018.08.019.

SEELOS THERAPEUTICS

SLS-004 EVALUATED IN ESTABLISHED PD MODEL


A53T model of Parkinson's disease (PD)
AAV injection
Necropsy
Body weight and behavioral observation
Brain tissue evaluation
Treatment period
Day 0
Day 42

Right Hemisphere SNpc* injection	Left Hemisphere SNpc* injection
AAV-A53T w/ intron1 + Control Vector	AAV-A53T w/ intron1 + SLS-004

SNpc*: Substantia nigra pars compacta, midbrain dopaminergic neurons

- Human A53T α-Synuclein viral vector[1] with human intron 1
- SLS-004 directed towards human intron[2]
- Well characterized PD model to induce:
  - ✓ Nigrostriatal degeneration
  - ✓ Parkinson's disease pathology


TH
Hu aSyn
Merged

At 43 DPI, the majority of TH-immunoreactive neurons of the SNpc display high levels of human aSyn expression, as well as some TH-negative cells within the boundary of the SNpc.[1]

1. https://www.michaeljfox.org/sites/default/files/media/document/A53T%20aSyn%20Viral%20Vector%20Validation.pdf & unpublished internal data with human intron 1 in AAV A53T vector
2. Kantor et al. (2018)

32

SEELOS THERAPEUTICS

RIGHT LEFT Loss of TH+ Dopamine neurons in SNpc with Control Recovery of TH+ Dopamine neurons in SNpc with SLS - 004 SLS - 004: CRISPR EPIGENETIC MODULATION OF SNCA IS SUCCESSFUL AAV - A53T + Control vector AAV - A53T + SLS - 004 vector

ROBUST PIPELINE PROMISES CONTINUED GROWTH IN CNS AND BEYOND Indication(s) Pre - IND Phase I Phase II Phase III Status SLS - 002 (intranasal ketamine ) Acute Suicidal Ideation and Behavior (ASIB) in Major Depressive Disorder (MDD) Registration Directed study Part 2 expected readout Q3 2023 SLS - 005 (trehalose) Amyotrophic Lateral Sclerosis (ALS) Pivotal Phase II/III study commenced Q1 2022 Spinocerebellar Ataxia (SCA) Pivotal Phase IIb/III study commenced 2H 2022 SLS - 004 (gene therapy) Parkinson’s Disease Preclinical study update 2H 2022 SLS - 007 (gene therapy) Parkinson’s Disease Preclinical study update 2H 2022 Additional programs not shown: SLS - 003, SLS - 006, SLS - 008 , SLS - 010, SLS - 012

SEELOS IS ADVANCING INNOVATIVE THERAPEUTICS TO ADDRESS UNMET MEDICAL NEEDS FOR PATIENTS WITH PSYCHIATRIC AND MOVEMENT DISORDERS Developing a broad portfolio of late - stage CNS product candidates with demonstrated mechanism of action Assembling a team of established industry leaders Advancing clinical studies in multiple indications with large market opportunities and orphan indications Anticipating initiation of various trials and data releases in 2023 Applying clinical expertise to transform the lives of patients with neurological and psychiatric disorders, including orphan diseases Securing strategic partnerships with companies like Ligand Pharmaceuticals, who have a history of success with licensing foundational assets at the early stage of company formation 35

APPENDIX 36

This study enrolled 17 patients diagnosed with MDD requiring psychiatric hospitalization due to significant risk of suicide and: • Baseline total score of ≥ 28 points on the Montgomery - Åsberg Depression Rating Scale (MADRS) • Score of 5 or 6 on MADRS Item - 10 • Total score of ≥ 15 points on the Sheehan - Suicidality Tracking Scale (S - STS) • History of previous suicide attempt(s), as confirmed on the Columbia Suicide Severity Rating Scale (C - SSRS) with a history of at least one actual attempt, or if the attempt was interrupted or aborted, is judged to have been serious in intent SLS - 002 STUDY ENROLLMENT CRITERIA 37

MADRS • 76.5% response rate on Day 1; 92.9% response rate on Day 16; and 100% response rate on Day 29 (14 days after the last dose on Day 15) • Remission rate on Day 1 = 35.3%; Day 16 = 78.6%; and Day 29 = 76.9% • Total Score (baseline) = 39.4; Day 1, mean = 14.5; Day 16, mean = 7.4; and Day 29, mean = 6.3 MADRS Suicide Item - 10 • 94% response rate on Day 1 and 100% response rate on Day 16 • Baseline mean = 5.2; Day 1, mean = 0.8; Day 16, mean = 0.1; Day 29, mean = 0.0 DETAILED SUMMARY OF MADRS AND MADRS ITEM - 10 DATA 38

CGIS - SI/B • 94% patients had ≥ 1 point within - patient change from their baseline on Day 1 and 100% of patients on Day 16 had ≥ 1 point change and 86% had 2 or 3 point within - patient change from their baseline • Baseline = 3.8; Day 1, mean = 1.6; and Day 16, mean = 1.1 S - STS • 94% of patients had ≥ 14 points within - patient change from their baseline and 1 patient (6%) had a 4 point within - patient change on Day 1 • Total Score baseline = 22.4; Day 1, mean = 1.7; and Day 16 and Day 29 values were 0.0 for all patients PGIS - SI/B • 94% of patients had ≥ 1 point within - patient change from their baseline on Day 1 and 100% of patients on Day 16 had ≥ 1 point change and 86% had 2 or 3 points within - patient change from their baseline • Baseline = 3.5; Day 1, mean = 1.6; and Day 16, mean = 1.0 DETAILED SUMMARY OF SUICIDE SCALES DATA 39

SLS - 002 - 201 STUDY DESIGN Open - Label Trial Design SLS - 002 - 201 is a 2 - Part Study Part 1 – Pilot, Open - Label – Completed (17 subjects) Part 2 – Double - Blind, Placebo - Controlled – Ongoing 40

SLS - 002 - 201 STUDY – PART 1 EFFICACY RESULTS Clinical Improvements in Four Scales over Study Duration 41